U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):  August 5, 2009

STAR BUFFET, INC.
(Exact name of registrant as specified in its charter)

0-6054
(Commission File No.)

Delaware (State or other jurisdiction of incorporation or organization)	84-1430786 (IRS Employer Identification No.)

1312 N. Scottsdale Road
Scottsdale, Arizona  85257
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (480) 425-0397

Former name or former address, if changed since last report:  Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant

On August 5, 2009, Star Buffet, Inc. (the “Company”) engaged Moss Adams LLP (“Moss Adams”), as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending January 25, 2010.  Moss Adams was engaged to replace the Company’s prior independent registered public accounting firm, Mayer Hoffman McCann P.C. (“Mayer Hoffman”), which was dismissed by the Company on August 5, 2009.  The Audit Committee of the Board of Directors of the Company approved the decision to change accounting firms at a meeting held on August 5, 2009.

Mayer Hoffman’s report dated April 29, 2009 on the Company’s consolidated balance sheets as of January 26, 2009 and January 28, 2008, and the related consolidated statements of operations, stockholders’ equity and cash flows for the fiscal years then ended did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two-year period ended January 26, 2009 and from that date through August 5, 2009, there were no disagreements between Mayer Hoffman and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mayer Hoffman, would have caused Mayer Hoffman to make reference to the subject matter of such disagreements in connection with its reports.

During the two-year period ended January 26, 2009 and from that date through August 5, 2009, Mayer Hoffman advised the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist.  In discussing the internal controls of the Company, the Company’s Board of Directors determined to include certain disclosures related to significant deficiencies and material weaknesses of the Company in the Company’s Annual Reports on Form 10-K filed with the Securities and Exchange Commission for the years 2008 and 2009.   The content of such disclosure is attached hereto as Exhibit 16.2.  The Company has authorized Mayer Hoffman to respond fully to the inquiries of Moss Adams concerning the internal controls of the Company.

During the two-year period ended January 26, 2009 and from that date through August 5, 2009, neither the Company nor anyone on behalf of the Company has consulted with Moss Adams regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither written nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

The Company has requested that Mayer Hoffman furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The letter is furnished with this report as Exhibit 16.1.

Item 9.01  Financial Statements and Exhibits

Furnished with this report as Exhibit 16.1 is a letter from Mayer Hoffman McCann P.C., dated August 10, 2009.  Included with this report as Exhibit 16.2 is Item 9A (T). Controls and Procedures from the Star Buffet, Inc. 10-K for years ending January 28, 2008 and January 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Buffet, Inc.

Date: August 10, 2009	By:	/s/ Robert E. Wheaton
Robert E. Wheaton, Chief Executive Officer, Chief Financial Officer, President and Chairman

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